SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2004

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)           Exhibits.  The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press Release, dated April 22, 2004, announcing the Company’s earnings for the first quarter of 2004 and the twelve month period ended March 31, 2004.

Item 9.    Regulation FD Disclosure.

                                                                                                Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by the Company on April 22, 2004 announcing the Company’s earnings for the first quarter of 2004 and for the twelve month period ended March 31, 2004.

Item 12.  Results of Operations and Financial Condition.

                                                                                                Attached hereto as Exhibit 99.1 is a press release, which is incorporated by reference herein, issued by the Company on April 22, 2004 announcing the Company’s earnings for the first quarter of 2004 and for the twelve month period ended March 31, 2004.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By	/s/ Gregory A. Knapp
	Name:	Gregory A. Knapp
	Title:	Vice President — Finance and Chief Financial Officer

Dated: April 22, 2004

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated April 22, 2004, announcing the Company’s earnings for the first quarter of 2004 and the twelve month period ended March 31, 2004.